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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


As independent chartered accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998, included in Ritchie Bros. Auctioneers Incorporated's Rule 424(b) Prospectus dated March 9, 1998, and to all references to our firm included in this Registration Statement.



                                        /s/ KPMG LLP, Chartered Accountants

Richmond, Canada
October 8, 1998